Exhibit 99.1

News Release

Resolute Holdings Reports Fourth Quarter and Full Year 2025 Results

NEW YORK, NY, March 12, 2026 (GLOBE NEWSWIRE) – Resolute Holdings Management, Inc. (“Resolute Holdings”) (NYSE: RHLD), an operating management company responsible for providing management services to the operating businesses of GPGI, Inc. (“GPGI”) (NYSE: GPGI), today reported financial results for its fiscal fourth quarter and year ended December 31, 2025. Resolute Holdings reported fourth quarter earnings per share attributable to common stockholders of ($0.20) and Non-GAAP Fee-Related Earnings per share of ($0.04). For the year ended December 31, 2025, Resolute Holdings reported earnings per share attributable to common stockholders of ($0.69) and Non-GAAP Fee-Related Earnings per share of $0.11. As a result of and following the execution of the management agreement with Husky Holdings LLC in January 2026, we expect our fee stream and profitability to increase meaningfully in 2026.

As a result of the spin-off from GPGI and execution of the management agreement with GPGI Holdings, L.L.C. (“GPGI Holdings”), Resolute Holdings is required to consolidate the financial results of GPGI Holdings (and its subsidiaries, including Husky Holdings LLC) in accordance with U.S. GAAP. This presentation of financial results does not represent the underlying economics or the positive attributes of Resolute Holdings’ standalone business model, which consist of recurring, long-duration management fees and a relatively fixed expense base. The results of the Resolute Holdings standalone business and associated Non-GAAP Fee-Related Earnings calculation are included below to provide a clear picture of the economic performance of the business directly attributable to shareholders of RHLD. This release includes such results presented in accordance with U.S. GAAP, as well as certain Non-GAAP measures, including Fee-Related Earnings. See “Use of Non-GAAP Financial Measures” below.

Resolute Holdings Segment Financial Information (GAAP); Fee-Related Earnings and Fee-Related Earnings Per Share (Non-GAAP) ($ in thousands except per share figures)

	Three months	Year
	ended	ended
	December 31, 2025	December 31, 2025
Management fees	$4,032	12,278
Selling, general and administrative expenses	5,877	17,567
Income from operations	(1,845)	(5,289)
Total other income (expense)	85	251
Income (loss) before income taxes	(1,760)	(5,038)
Income tax (expense)	45	(885)
Net income (loss)	(1,715)	(5,923)
Net income (loss) attributable to non-controlling interest	—	—
Net income (loss) attributable to common stockholders	(1,715)	(5,923)
Net income (loss) per share attributable to common stockholders - diluted	$(0.20)	(0.69)

Adjustments to reconcile Fee-Related Earnings to net income (loss) attributable to common stockholders:
Add: Equity-based compensation at GPGI (1)	1,376	5,157
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	—	2,046
Add: Spin-Off costs (3)	—	290
Net tax impact of adjustments (4)	—	(654)
Fee-Related Earnings	(339)	916
Fee-Related Earnings per share - diluted	$(0.04)	0.11
(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the GPGI Equity Plan. Equity granted under the GPGI Equity Plan relates to GPGI Class A Common Stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from GPGI.
(4)	Tax-effect of adjustments at a 28% nominal tax rate. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the GPGI Equity Plan is expensed for tax purposes at GPGI and not Resolute Holdings.

Exhibit – Structural Relationship & Non-GAAP Financial Summary

Relationship Between RHLD & GPGI

Non-GAAP Financials Best Reflect Underlying Entity Structure and Unique Earnings Streams

Resolute Holdings
(NYSE: RHLD)
Resolute Operating System, M&A, and Capital Allocation
GPGI
(NYSE: GPGI)
Business Unit
CompoSecure
Business Unit
HUSKY
Quarterly Management Fee[1]

Non-GAAP Financials	Non-GAAP Financials
Management Fee from GPGI	**Traditional Operating Results**
Minus: Salaries and Operating Expenses	**Minus:** Management Fee Paid to RHLD
Equals: RHLD Fee-Related Earnings	**Equals: GPGI Operating Earnings**

GPGI is an operating business and RHLD is an asset management firm – Non-GAAP financials capture distinct economics

1. *Quarterly Management Fee as defined in each of the Management Agreements with GPGI Holdings (the "CompoSecure Management Agreement") and Husky Holdings LLC (the "Husky Management Agreement") is equivalent to 2.5% of GPGI's Non-GAAP reported Adjusted EBITDA before management fees less stock-based compensation, under the respective agreements. Since Husky Holdings is a wholly owned subsidiary of GPGI Holdings, the management fee for each of the CompoSecure Management Agreement and Husky Management Agreement is calculated without duplication.*

About Resolute Holdings Management, Inc.

Resolute Holdings (NYSE: RHLD) is an alternative asset management platform led by David Cote and Tom Knott that provides operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at managed businesses under GPGI, Inc. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which is designed to create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to Resolute Holdings’ filings with the U.S. Securities and Exchange Commission or please visit www.resoluteholdings.com.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although Resolute Holdings believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, Resolute Holdings cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning Resolute Holdings’ expectations regarding personnel, the acquisition of Husky and the anticipated benefits thereof, potential future investments and opportunities, future platform acquisitions, limited profitability for the year ending December 31, 2025, revenues from management fees, the deployment of the Resolute Operating System, market opportunities, possible or assumed future actions, business strategies, events, or results of operations, and other matters, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect Resolute Holdings’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in Resolute Holdings’ forward-looking statements: the timing and amount of the management fees payable to Resolute Holdings, including unexpected fluctuations therein, unexpected changes in costs, risks associated with the implementation of the Resolute Operating System, unexpected market and macroeconomic developments, demand for Resolute Holdings’ services, the ability of Resolute Holdings to grow and manage growth profitably, compete within its industry and attract and retain its key employees; risks associated with the acquisition of Husky and the transactions related thereto including the anticipated benefits to GPGI and to Resolute Holdings of such transactions; the possibility that Resolute Holdings may be adversely impacted by other global economic, business, competitive and/or other factors, including but not limited to inflationary pressures, volatile interest rates, variable tariff policies or intensified disruptions in the global financial markets; the outcome of any legal proceedings that may be instituted against Resolute Holdings or others; future exchange and interest rates; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. Resolute Holdings undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Resolute Holdings believes Fee-Related Earnings and Fee-Related Earnings per share are useful to investors in evaluating Resolute Holdings’ financial performance. Resolute Holdings believes that these non-GAAP financial measures depict the performance of the business and underlying economics attributable to Resolute Holdings common stockholders. Fee-Related Earnings and Fee-Related Earnings per share should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from Fee-Related Earnings and Fee-Related Earnings per share are significant components in understanding and assessing Resolute Holdings’ financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income, net income per share, or any other performance measures derived in accordance with U.S. GAAP and may be different from similarly titled non-GAAP measures used by other companies.

For investor inquiries, please contact:

Resolute Holdings

(212) 256-8405

info@resoluteholdings.com

Consolidated Balance Sheets

Resolute Holdings Management, Inc.

($ in thousands, except par value and share amounts)

	December 31,	December 31,
	2025	2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$161,369	$71,589
Short-term investments	44,126	—
Accounts receivable	44,220	47,449
Inventories, net	44,214	44,833
Prepaid expenses and other current assets	3,542	2,696
Deferred tax asset	180	24
Total current assets	297,651	166,591

Property and equipment, net	21,803	23,448
Right of use assets, net	9,957	5,404
Derivative asset - interest rate swap	—	2,749
Deposits and other assets	4,004	3,600
Total assets	$333,415	$201,792

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$11,925	$5,691
Accrued expenses	48,363	31,091
Current portion of long-term debt	15,000	11,250
Current portion of lease liabilities – operating leases	2,239	2,113
Total current liabilities	77,527	50,145

Long-term debt, net of deferred financing costs	169,791	184,389
Lease liabilities, operating leases	8,331	3,888
Total liabilities	255,649	238,422

Commitments and contingencies (Note 17)	—	—

Preferred stock, $0.0001 par value; 100,000,000 shares authorized, 0 shares issued and outstanding	—	—
Common stock, $0.0001 par value; 1,000,000,000 shares authorized, 8,500,694 and 0 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively.	—	—
Additional paid-in capital	18,883	1,544
Accumulated deficit	(8,257)	(2,334)
Treasury stock	(4,103)	—
Total stockholders' equity (deficit)	6,523	(790)
Non-controlling interest	71,243	(35,840)
Total equity (deficit)	77,766	(36,630)
Total liabilities and stockholders' equity (deficit)	$333,415	$201,792

Consolidated Statements of Operations

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	Year ended
	December 31,
	2025	2024
Net sales	$462,055	$420,571
Cost of sales	201,843	201,344
Gross profit	260,212	219,227
Operating expenses:
Selling, general and administrative expenses	116,953	92,680
Income from operations	143,259	126,547

Other income (expense):
Change in fair value of derivative liability - convertible notes redemption make-whole provision	—	425
Interest income	5,471	4,579
Interest expense	(13,198)	(20,177)
Amortization of deferred financing costs	(629)	(1,104)
Loss on extinguishment of debt	—	(148)
Total other expense, net	(8,356)	(16,425)
Income (loss) before income taxes	134,903	110,122
Income tax (expense)	(885)	24
Net income (loss)	$134,018	$110,146

Net income (loss) attributable to non-controlling interest	139,941	112,480

Net income (loss) attributable to common stockholders	$(5,923)	$(2,334)

Net income (loss) per share attributable to common stockholders - basic & diluted	$(0.69)	$(0.27)

Weighted average shares used to compute net income (loss) per share attributable to common stockholders - basic & diluted (in thousands)	8,523	8,526

Consolidated Statements of Cash Flows

Resolute Holdings Management, Inc.

($ in thousands)

	Year ended December 31,
	2025	2024

Cash flows from operating activities:
Net income (loss)	$134,018	$110,146
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	9,377	9,174
Equity-based compensation expense	26,799	19,894
Amortization of deferred financing costs	629	1,155
Non-cash operating lease expense	2,505	2,336
Non-cash interest	(1,106)	—
Loss on extinguishment of debt	—	148
Change in fair value of derivative liability – convertible notes redemption make-whole provisions	—	(425)
Changes in assets and liabilities
Accounts receivable	3,229	(6,961)
Inventories	619	7,707
Prepaid expenses and other assets	(1,002)	2,321
Accounts payable	6,234	521
Accrued expenses	17,272	8,535
Lease liabilities	(2,488)	(2,450)
Net cash provided by operating activities	196,086	152,101

Cash flows from investing activities:
Purchase of property and equipment	(6,857)	(7,410)
Capitalized software costs	(1,507)	(1,035)
Purchases of short-term investments	(52,019)	—
Maturities of short-term investments	3,000	—
Sales of short-term investments	5,999	—
Investment in SAFE	—	(1,500)
Net cash used in investing activities	(51,384)	(9,945)

Cash flows from financing activities:
Payment of GPGI Holdings term loan	(11,250)	(12,813)
Distributions to GPGI Holdings members	(21,659)	(84,897)
Contribution by GPGI Holdings	11,869	—
Contribution to Resolute Holdings	(11,869)	—
Payments for taxes related to net share settlement of GPGI equity awards	(17,910)	(8,944)
Share repurchases	(4,103)	—
Deferred finance costs related to GPGI Holdings debt modifications	—	(2,104)
Net cash used in financing activities	(54,922)	(108,758)

Net increase (decrease) in cash and cash equivalents	89,780	33,398

Cash and cash equivalents, beginning of period	71,589	38,191

Cash and cash equivalents, end of period	$161,369	$71,589

Supplementary disclosure of cash flow information:
Cash paid for interest expense	$12,769	$20,608
Supplemental disclosure of non-cash financing activities:
Consolidation of GPGI Holdings net assets (liabilities), excluding cash, from execution of CompoSecure Management Agreement	$(98,508)	$—
Operating lease ROU assets exchanged for lease liabilities	$6,613	$—
Derivative asset - interest rate swap	$(2,749)	$(2,509)

Segment Statements of Operations and Non-GAAP Reconciliations

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	Three months ended				Year ended
	December 31, 2025				December 31, 2025
	($ in thousands except per share figures)				($ in thousands except per share figures)
	Resolute	GPGI	Intercompany/		Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
Management fees	$4,032	$—	$(4,032)	$—	$12,278	$—	$(12,278)	$—
Product sales	—	117,709	—	117,709	—	462,055	—	462,055
Net sales	4,032	117,709	(4,032)	117,709	12,278	462,055	(12,278)	462,055
Cost of sales	—	52,171	—	52,171	—	201,843	—	201,843
Gross profit	4,032	65,538	(4,032)	65,538	12,278	260,212	(12,278)	260,212
Total selling, general and administrative expenses	5,877	28,143	(4,032)	29,988	17,567	113,474	(14,088)	116,953
Income from operations	(1,845)	37,395	—	35,550	(5,289)	146,738	1,810	143,259
Total other income (expense)	85	(1,980)	—	(1,895)	251	(8,607)	—	(8,356)
Income (loss) before income taxes	(1,760)	35,415	—	33,655	(5,038)	138,131	1,810	134,903
Income tax (expense)	45	—	—	45	(885)	—	—	(885)
Net income (loss)	(1,715)	35,415	—	33,700	(5,923)	138,131	1,810	134,018
Net income (loss) attributable to non-controlling interest	—	35,415	—	35,415	—	138,131	1,810	139,941
Net income (loss) attributable to common stockholders	(1,715)	—	—	(1,715)	(5,923)	—	—	(5,923)
Net income (loss) per share attributable to common stockholders - diluted	$(0.20)			$(0.20)	$(0.69)			$(0.69)

Adjustments to reconcile fee-related earnings to net income (loss) attributable to common stockholders:
Add: Equity-based compensation at GPGI (1)	1,376			1,376	5,157			5,157
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	—			—	2,046			2,046
Add: Spin-Off costs (3)	—			—	290			290
Net tax impact of adjustments (4)	—			—	(654)			(654)
Fee-Related Earnings	(339)			(339)	916			916
Fee-Related Earnings per share - diluted	$(0.04)			$(0.04)	$0.11			$0.11

Diluted weighted average shares used to compute:
Net income (loss) per share attributable to common stockholders (in thousands)	8,515			8,515	8,523			8,523
Fee-Related Earnings per share (in thousands)	8,591			8,591	8,550			8,550

(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the GPGI Equity Plan. Equity granted under the GPGI Equity Plan relates to GPGI Class A Common Stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from GPGI.
(4)	Tax-effect of adjustments at a 28% nominal tax rate. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the GPGI Equity Plan is expensed for tax purposes at GPGI and not Resolute Holdings.

Additional Information

Segment Balance Sheets

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	December 31, 2025				December 31, 2024
	($ in thousands)				($ in thousands)
	Resolute	GPGI	Intercompany/		Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,410	$156,959	$—	$161,369	$—	$71,589	$—	$71,589
Short-term investments	3,050	41,076	—	44,126	—	—	—	—
Accounts receivable	4,032	44,220	(4,032)	44,220	—	47,449	—	47,449
Inventories, net	—	44,214	—	44,214	—	44,833	—	44,833
Prepaid expenses and other current assets	417	3,125	—	3,542	—	2,696	—	2,696
Deferred tax asset	180	—	—	180	24	—	—	24
Total current assets	12,089	289,594	(4,032)	297,651	24	166,567	—	166,591

Property and equipment, net	—	21,803	—	21,803	—	23,448	—	23,448
Right of use assets, net	1,059	8,898	—	9,957	—	5,404	—	5,404
Derivative asset - interest rate swap	—	—	—	—	—	2,749	—	2,749
Deposits and other assets	—	4,004	—	4,004	—	3,600	—	3,600
Total assets	13,148	324,299	(4,032)	333,415	24	201,768	—	201,792

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	45	11,814	66	11,925	—	5,691	—	5,691
Accrued expenses	5,522	46,873	(4,032)	48,363	814	30,954	(677)	31,091
Current portion of long-term debt	—	15,000	—	15,000	—	11,250	—	11,250
Current portion of lease liabilities – operating leases	79	2,160	—	2,239	—	2,113	—	2,113
Total current liabilities	5,646	75,847	(3,966)	77,527	814	50,008	(677)	50,145

Long-term debt, net of deferred financing costs	—	169,791	—	169,791	—	184,389	—	184,389
Lease liabilities, operating leases	979	7,352	—	8,331	—	3,888	—	3,888
Total liabilities	6,625	252,990	(3,966)	255,649	814	238,285	(677)	238,422

Additional paid-in capital	18,883	—	—	18,883	1,544	—	—	1,544
Accumulated deficit	(8,257)	—	—	(8,257)	(2,334)	—	—	(2,334)
Treasury stock	(4,103)	—	—	(4,103)
Total stockholders' equity (deficit)	6,523	—	—	6,523	(790)	—	—	(790)
Non-controlling interest	—	71,309	(66)	71,243	—	(36,517)	677	(35,840)
Total equity (deficit)	6,523	71,309	(66)	77,766	(790)	(36,517)	677	(36,630)
Total liabilities and stockholders' equity (deficit)	$13,148	$324,299	$(4,032)	$333,415	$24	$201,768	$—	$201,792